UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):

                                January 29, 2004

                              ORYX TECHNOLOGY CORP.
             (Exact name of registrant as specified in its charter)

         Delaware                         1-12680                 22-2115841
(State or other jurisdiction      (Commission File Number)    (I.R.S. Employer
     of incorporation)                                       Identification No.)

         4340 Almaden Expressway, Suite 220, San Jose, California 95118
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (408) 979-2955

Item 5. Other Events and Required FD Disclosure.

On January 29, 2004, Oryx Technology Corporation announced in a press release, attached hereto as Exhibit 99.1 and incorporated herein by reference, the completion of a private placement of 360,000 shares, under terms that had been negotiated and authorized by its Board of Directors in January 15, 2004, of its common stock at a purchase price of $2.50 per share with a group of investors, resulting in cash proceeds to Oryx of $900,000. The investors also received warrants to purchase an additional 90,000 shares of Oryx common stock at a purchase price of $6.00 per share.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      (c)   Exhibits.

            99.1  Press release dated January 29, 2004.

                                   SIGNATURES

      Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 4, 2004                  ORYX TECHNOLOGY CORP.
                                        (Registrant)

                                        By: /s/ Philip J. Micciche
                                            -----------------------
                                            Philip J. Micciche
                                            Chief Executive Officer